UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2025 (August 15, 2025)

Opendoor Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39253	30-1318214
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 N. Scottsdale Road, Suite 1000
Tempe, AZ	85288
(Address of principal executive offices)	(Zip Code)

(480) 618-6760
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OPEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A amends Item 5.02 of the Current Report on Form 8-K (the “Original Report”) filed by Opendoor Technologies Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on August 15, 2025. Except for the additional information described below, nothing disclosed in the Original Report has changed.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, effective August 15, 2025, the Board of Directors (the “Board”) of the Company appointed Shrisha Radhakrishna as President of the Company and designated Mr. Radhakrishna as the Company’s interim principal executive officer. At the time of the Original Report, the modifications to Mr. Radhakrishna’s compensation arrangements had not been finalized.

Effective August 26, 2025, in connection with his appointment as President and interim principal executive officer of the Company, Shrisha Radhakrishna and Opendoor Labs Inc. entered into an amended offer letter agreement (the “Amended Offer Letter”). Pursuant to the Amended Offer Letter, Mr. Radhakrishna’s annual base salary was increased to $700,000 and his target bonus opportunity under the Company’s annual cash incentive program remains unchanged at 50% of his annual base salary (but he will receive a minimum annual bonus for 2025 of $500,000). The Amended Offer Letter further provides that Mr. Radhakrishna will receive a one-time cash retention bonus in the amount of $250,000 in connection with his appointment.  Mr. Radhakrishna’s eligibility for severance payments and benefits upon certain qualifying terminations of employment will continue to be governed by the Company’s Executive Severance Plan, under which he has been designated as a Tier 1 participant.

Item 7.01.	Regulation FD Disclosure.

On August 28, 2025, Shrisha Radhakrishna purchased 30,000 shares of the Company’s common stock on the open market in compliance with the Company’s Insider Trading and Trading Windows Policy. In addition, Shrisha Radhakrishna, Selim Freiha and Sydney Schaub have each terminated the 10b5-1 trading plans they each had previously adopted related to the sale of the Company’s common stock.

The information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opendoor Technologies Inc.

Date: August 28, 2025	By:	/s/ Selim Freiha
	Name:	Selim Freiha
	Title:	Chief Financial Officer